Exhibit 99.2

CONFIDENTIAL Management Presentation Partnership Overview January 2015 Landmark Infrastructure Partners LP

CONFIDENTIAL DISCLAIMER This presentation may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements include information about possible or assumed future results of Landmark’s business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. The risks noted throughout this presentation could cause our actual results to differ materially from those contained in any forward-looking statement. These forward-looking statements include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to Landmark’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Statements regarding the following subjects are forward-looking by their nature: market trends and Landmark’s business strategy, projected operating results and ability to obtain future financing arrangements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While Landmark believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Landmark or under Landmark’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), Landmark’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to Landmark’s common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward-looking statements: the factors referenced in the final prospectus in connection with Landmark’s initial public offering, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of Landmark’s common units; changes in Landmark’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in Landmark’s industry, interest rates or the general economy; and the degree and nature of Landmark’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. Landmark assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before impairments, acquisition-related costs, straight line rental adjustments, amortization of above- and below-market lease intangibles, unrealized gain or loss on derivative financial instruments and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid and maintenance capital expenditures. Landmark filed a Registration Statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) in connection with its initial public offering. Before you invest, you should read the prospectus included in the Registration Statement and other documents the issuer has filed with the SEC for more complete information about the issuer. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. 1

CONFIDENTIAL OVERVIEW OF OUR ASSETS • Effectively triple net leases • Organic growth through contractual rent escalators • 99%+ property operating margins, no maintenance capex 2 Our real property interests underlie our tenants’ operationally essential infrastructure assets in the wireless communication, outdoor advertising and renewable power generation industries Wireless Carrier “A” Wireless Carrier “B” Tower Owner Real Property Interest Owner RENT RENT RENT Advertiser “Face A” Advertiser “Face B” Outdoor Advertiser (Billboard Owner) Real Property Interest Owner RENT RENT RENT

CONFIDENTIAL OUR PORTFOLIO 3 We are a growth-oriented MLP formed by Landmark Dividend (our Sponsor) to acquire, own and manage a diversified, growing portfolio of real property interests. Our initial portfolio of assets was acquired from our sponsor in connection with our IPO in November 2014. Tier 1(2) Tenants Wireless Communication Outdoor Advertising Renewable Power Generation Initial Asset Portfolio 701 Tenant Sites(1) (1) As of October 13, 2014 (2) “Tier 1” Tenants are large, publicly traded companies (or their affiliates) that have a national footprint.

CONFIDENTIAL SIGNIFICANT, GROWING AND FRAGMENTED U.S. MARKET OPPORTUNITY Our asset portfolio represents < ½ of 1% of the total U.S. market 4 • Significant: Over 350,000 locations • Growing: New sites added each year are expected to be > 5x our initial asset portfolio(1) • Fragmented: Wireless Communication Outdoor Advertising Renewable Power Generation ~150,000 locations(3) ~164,000 locations(3) ~46,000+ locations(3) 103 115 130 147 150 175 2009 2010 2011 2012 2013 2018 U.S. Tower Locations (thousands) $5.9 $6.1 $6.3 $6.6 $7.0 $7.4 $7.9 $8.4 $8.9 $9.4 $9.9 $10.4 $11.0 $11.6 2009 2010 2011 2012 2013 2014P 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P U.S. Outdoor Advertising Revenue ($ in billions) 35 39 46 59 60 76 76 86 3 6 10 10 19 3.5% 4.0% 4.6% 6.0% 6.3% 8.3% 7.8% 8.5% 0% 3% 6% 9% 0 40 80 120 2009 2010 2011 2012 2013 2020P 2030P 2040P U.S. Wind and Solar Capacity (gigawatts) Wind Solar Wind + Solar (% of Total Capacity) • Most individual property owners have only 1 or 2 locations • #1 cellular tower company and #2 billboard company own < 12% of the land under their assets(2) (1) Per SNL Kagan, U.S. tower locations are expected to grow by 3.2% per year from 2013 to 2018. (2) Rank based on total market capitalization; Per SNL Kagan, American Tower (as of June 30, 2014) and Lamar (as of March 31, 2014) held ownership interests in 12% and 10%, respectively, of the land underlying their assets. (3) Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”), and American Wind Energy Association (“AWEA”).

CONFIDENTIAL PARTNERSHIP HIGHLIGHTS • Long-lived assets with effectively triple net leases • 99% occupancy(1), 99% historical lease renewal rate Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth • Difficult-to-replicate locations in major population centers • 88% leased to Tier 1 tenants for their essential operations • 701 tenant sites(1) in our initial asset portfolio; each is < 1% of revenue • Diversified across 42 states • Contractual rent escalators • Rent increases through lease modifications, renewals and revenue sharing • Additional 800+ ROFO assets(1), as well as third-party acquisition opportunities • Sponsor owns a 40% subordinated interest Multiple Growth Drivers Stable and Predictable Distributions 5 (1) As of October 13, 2014

CONFIDENTIAL Stable cash flow from long-lived assets STABLE CASH FLOW • Effectively triple net leases - < 1% property operating expenses(1) - No property tax or insurance obligations - No maintenance capital expenditures • 99% occupancy(2) • 99% historical lease renewal rate • No commodity exposure • Annual G&A expense cap(3) • High margins - 85+% Adjusted EBITDA margin - 85+% unlevered distributable cash flow margin (1) For the two-year period ended December 31, 2013, property operating expenses were less than 1% of revenue. (2) As of October 13, 2014. (3) Based on the earlier of five years or until our trailing four quarter revenue exceeds $80 million, excludes acquisition services. (4) Weighted average remaining term. Assumes 99-year term for perpetual assets. (5) Including remaining renewal options. 6 Long-Lived Assets 15+ yrs 60% 10-14 yrs 16% 5-9 yrs 16% <5 yrs 8% Remaining Lease Term(5) (% of Rents) Perpetual 40% 50-99 yrs 20% 40-49 yrs 16% 30-39 yrs 20% 20-29 yrs 5% <20 yrs 1% Remaining Real Property Interest Term (% of Rents) Stable and High Margin Cash Flow 18+ years(4) 74+ years(4)

CONFIDENTIAL STRATEGIC LOCATIONS 7 New York, NY 21% Chicago, IL 10% Los Angeles, CA 9% Top 4-20 25% Top 21-100 20% 101+ 15% Top Market Locations (by BTA Rank)(3) (% of adjusted quarterly revenue) (1) Source: SNL Kagan....... (2) Asset portfolio average monthly GAAP rent per tenant site for the nine months ended September 30, 2014 was approximately $1,600. (3) Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. 3. in major markets • Wireless: Highly interconnected networks • Billboards: Key traffic corridors, favorable zoning restrictions with “grandfather clauses” • Renewables: High-wind corridors, proximity to transmission interconnects 1. underlying operationally critical assets 4. that are difficult to replicate and costly to relocate • Significant zoning, permitting and regulatory hurdles in finding suitable new locations • Time and cost of construction at a new site • Vacating tenant must often return the property to its original condition vs. $1,600(2) average monthly ground rent Typically $200,000 to $300,000(1) for tower plus cost of wireless equipment 2. into which tenants made significant investments

CONFIDENTIAL Adjusted Quarterly Revenue Breakdown(2) HIGHLY DESIRED BY TIER 1 TENANTS 8 • Large, publicly traded companies with national footprints(1) • No single tenant accounts for more than 20% of revenue Wireless Communication T-Mobile 19% Verizon 16% Sprint 13% AT&T Mobility 12% Others 5% Total 65% Tower Companies Crown Castle 11% American Tower 4% SBA Communications 3% Others 2% Total 20% Outdoor Advertising Outfront Media 5% Clear Channel Outdoor 5% Lamar Advertising 3% Others 2% Total 15% (1) Tenants are often subsidiaries or affiliates of such publicly traded companies. (2) Represents GAAP rental revenue recognized under existing tenant leases for the three months ended September 30, 2014 adjusted to include three months of minimum contractual rental amounts for assets acquired after September 30, 2014. Excludes interest income on receivables. Renewable Power Generation < 1%

CONFIDENTIAL SIGNIFICANT DIVERSIFICATION Note: Does not include the right of first offer assets. No Leased Tenant Sites 1 – 10 Leased Tenant Sites 11 – 49 Leased Tenant Sites 50+ Leased Tenant Sites 9 • Each tenant lease generates less than 1% of our revenue • Assets in 42 states and D.C., with no state accounting for more than 13% of our total tenant sites Initial Asset Portfolio 701 Tenant Sites(1) (1) As of October 13, 2014

CONFIDENTIAL MULTIPLE GROWTH DRIVERS 10 Organic Growth With No Capex Acquisitions From Sponsor Acquisitions From Third Parties Contractual Escalators Lease Modifications and Renewals 832 ROFO Assets Ongoing Sponsor Acquisitions Third-Party Portfolios Tax Deferred Exchange

CONFIDENTIAL ORGANIC GROWTH WITH NO CAPITAL EXPENDITURES • Wireless technology upgrades • Expansion of premises • Digital billboard conversions – Lamar and Clear Channel spent over 40% of capex on digital billboards(2) • Below-market leases $20.1 $20.6 $20.2 $23.2 $26.5 $29.0 $32.5 2007 2008 2009 2010 2011 2012 2013 ($ in billions) Total Wireless Capital Expenditures(1) Source: SNL Kagan and OAAA. (1) Includes amounts disclosed by publicly traded wireless carriers. (2) Per public company filings. • 95% of our leases have contractual rent escalators – 88% fixed rate increases with an average annual escalation rate of 2.6% – 7% tied to CPI Contractual Rent Escalators Increased Rent Through Lease Modifications And Renewals • Increase in billboard advertising revenue • Additional tower subtenants $5.9 $6.1 $6.3 $6.6 $7.0 $7.4 $7.9 $8.4 $8.9 $9.4 $9.9 $10.4 $11.0 $11.6 '09 '10 '11 '12 '13 '14P '15P '16P '17P '18P '19P '20P '21P '22P ($ in billions) U.S. Outdoor Advertising Revenue Participation in Tenant Revenue Growth 11

CONFIDENTIAL RIGHT OF FIRST OFFER ASSETS 12 ROFO assets would more than double the size of our initial asset portfolio • 832 available tenant sites(2) • Substantially similar characteristics to our initial asset portfolio – Geographically diverse (47 states and D.C.) – Average remaining real property interest term of 80+ years – Average remaining lease term of 18+ years(1) – 99% occupancy(2) Wireless Communications 68% Outdoor Advertising 31% Renewable Power Generation 1% 832 Tenant Sites (1) Including renewal options. (2) As of October 13, 2014.

CONFIDENTIAL SIGNIFICANT, GROWING AND FRAGMENTED U.S. MARKET OPPORTUNITY Our asset portfolio, plus ROFO assets, represents < ½ of 1% of the total U.S. market 13 Tenant Sites(3) Initial Asset Portfolio: 701 ROFO Assets: 832 Combined: 1,533 % of Total U.S. Market 1,533 / 350,000 = 0.44% (1) Per SNL Kagan, U.S. tower locations are expected to grow by 3.2% per year from 2013 to 2018. (2) Rank based on total market capitalization; Per SNL Kagan, American Tower (as of June 30, 2014) and Lamar (as of March 31, 2014) held ownership interests in 12% and 10%, respectively, of the land underlying their assets. (3) As of October 13, 2014. • Significant: Over 350,000 locations • Growing: New sites added each year are expected to be > 5x our initial asset portfolio(1) • Fragmented: • #1 cellular tower company and #2 billboard company own < 12% of the land under their assets(2) • Most individual property owners have only 1 or 2 locations

ALIGNED SPONSOR DRIVING GROWTH

Given its substantial cash investment and significant ownership position in us, we expect our strategic Sponsor to promote and support the success of our business

- Sponsor contributed ~$60 million at the IPO, invested ~$39 million in cash and ~$21 million in roll-over equity
- Sponsor owns our General Partner, all of the IDRs and a 40% LP interest in us

Sponsor's National Footprint



Landmark office
Origination team members working remotely

Sponsor's Organizational Structure



Approximately 125 Employees
Acquisitions
Asset Origination, Due Diligence & Closing
Staff Count: 103
Lead Generation
Appointment Setting
Price Negotiation
Sales force Management
Underwriting
Document Negotiation
Closing
Funding
Administration
Asset Sales, Finance and Administration
Staff Count: 22
Capital Raising
Capital Management
Investor Relations
Investor Reporting
Information Technology
Accounting, Tax & Treasury
Human Resources
Asset Mgmt.

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Sponsor Expertise in an Industry with High Barriers

- **Significant time, cost and expertise is required for high volume asset origination in our fragmented industries**
  - Assets Landmark seeks to acquire are typically $50K to $500K in value
- **Sponsor acquired 580 tenant sites in 2013 (~83% of our initial portfolio)**

2013 Origination Statistics


~15,000
Meetings
3,500
Transactions
Negotiated
Closed
580
Tenant
Sites
~11%(1) of Transactions

Sponsor's proprietary platform has enabled it to increase the amount of its acquisitions every year since inception

Lead Generation	Asset Origination	Underwriting and Closing	Asset Management
• Proprietary, internally sourced	• National acquisition force	• Proprietary database of transactions • Comprehensive underwriting	• Proprietary database of current market leases

Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform

(1) 1 to 2 real property interests per transaction in 2013.

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CONFIDENTIAL RAPID GROWTH POTENTIAL FROM SPONSOR DROP-DOWNS 16 701(2) 832(2) 580 2,113 Assets Today ROFO Assets Combined Tenant Sites Sponsor intends to facilitate our growth through additional asset drop-downs 3x our Asset Portfolio • ROFO assets • Sponsor’s ongoing acquisitions Sponsor has increased the amount of its acquisitions every year since its inception and acquired 580 tenant sites in 2013 (~83% of our initial portfolio) Sponsor Representative Annual Acquisitions(1) (1) 2013 Sponsor acquisitions. (2) As of October 13, 2014.

CONFIDENTIAL THIRD-PARTY ACQUISITIONS 17 First public MLP focused on our industry • Tax-efficient MLP capital structure • We will directly acquire third-party assets by leveraging the Sponsor’s origination and acquisition platform – Large portfolios – Direct from property owners • Alternative Currency – Limited partnership units used for tax deferred exchanges – Benefits to sellers include: • Cash flow diversification • Defer taxable gains • Potential growth in value • Option to conveniently sell their units when they wish to obtain cash Expand our universe of potential acquisition opportunities to drive accretive distribution growth

CONFIDENTIAL Annualized Minimum Quarterly Distribution at IPO Annualized Minimum Quarterly Distribution at IPO MULTIPLE DRIVERS OF DISTRIBUTION GROWTH 18 Contracted Growth Modified and Renewed Leases ROFO Drop- Downs Additional Sponsor Drop- Downs Third-Party Acquisitions Organic Growth Without Capex Potential Sponsor Acquisitions Potential Third-Party Acquisitions

CONFIDENTIAL • Generate stable rents from effectively triple net leases • High quality due diligence to maintain 99%+ renewal rates • Maintain 99%+ property operating margins with no maintenance capex • No commodity price risk Maintain Predictable And Stable Cash Flows • Contractual escalators • Manage lease rate increases from lease renewals of below-market leases • Accretive drop-down acquisitions of ROFO assets • Accretive drop-down acquisitions of ongoing Sponsor originations • Seek accretive acquisitions of third-party portfolios • Target leverage: < 50% debt-to-total market capitalization • Maintain appropriate fixed vs. floating interest rate exposure • Policies to ensure consistent and growing distributions • Executed a $70mm 4-year 1-month LIBOR swap at 1.524% Deliver Consistent Distribution Growth Disciplined Financial Policies DISCIPLINED AND FLEXIBLE FINANCIAL STRATEGY 19

CONFIDENTIAL KEYS TO OUR SUCCESS 20 Stable, Predictable and Growing Distributable Cash Flow Stable and Predictable Distributions Multiple Growth Drivers • Organic Growth with No Capex • Aligned Sponsor Committed to Growth • Stable Cash Flow • Strategic Locations Leased Primarily to Tier 1 Tenants • Significant Diversification

CONFIDENTIAL APPENDIX 21

CONFIDENTIAL NON-GAAP FINANCIAL MEASURES We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before impairments, acquisition-related costs, straight line rental adjustments, amortization of above- and below-market lease intangibles, unrealized gain or loss on derivative financial instruments and the capital contribution to fund our general and administrative expense reimbursement. EBITDA and Adjusted EBITDA should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITDA and Adjusted EBITDA should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements. EBITDA and Adjusted EBITDA are non-GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: • our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of EBITDA and Adjusted EBITDA, financing methods; • the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA and Adjusted EBITDA in this presentation provides information useful in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. Neither EBITDA nor Adjusted EBITDA should be considered an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA and Adjusted EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA or Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA and Adjusted EBITDA may be defined differently by other companies in our industry, EBITDA and Adjusted EBITDA as presented may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. 22

EBITDA AND ADJUSTED EBITDA

	Nine Months Ended September 30,		Year Ended December 31,	
	2014	2013	2013	2012
Reconciliation of EBITDA and Adjusted EBITDA to Net Income				
Net income	$4,161,321	$4,358,767	$5,764,430	$1,559,521
Interest expense	3,500,806	2,778,002	3,840,359	1,476,207
Amortization expense	1,937,361	1,689,430	2,313,092	1,381,265
EBITDA	**$9,599,488**	**$8,826,199**	**$11,917,881**	**$4,416,993**
Impairments	8,450	126,500	573,575	183,271
Acquisition-related	29,775	318,600	318,600	727,158
Unrealized (gain) loss on derivative financial instruments	(11,502)	(995,246)	(1,279,176)	1,016,716
Straight line rent adjustments	(52,720)	(108,517)	(134,008)	(126,706)
Amortization of above- and below-market rents, net	(406,005)	(337,851)	(466,601)	(213,537)
Deemed capital contribution due to cap on general and administrative expense reimbursement	–	–	–	–
Adjusted EBITDA	**$9,167,486**	**$7,829,685**	**$10,930,271**	**$6,003,895**
Reconciliation of Adjusted EBITDA to Net Cash Provided by Operating Activities				
Net cash provided by operating activities	$5,479,720	$6,268,163	$8,271,287	$4,275,673
Unrealized (gain) loss on derivative financial instruments	11,502	995,246	1,279,176	(1,016,716)
Amortization expense	(1,937,361)	(1,689,430)	(2,313,092)	(1,381,265)
Amortization of above- and below-market rents, net	406,005	337,851	466,601	213,537
Amortization of deferred loan costs	(663,255)	(491,754)	(751,352)	(254,454)
Receivables interest accretion	49,356	69,032	68,977	49,978
Impairments	(8,450)	(126,500)	(573,575)	(183,271)
Allowance for doubtful accounts and loan losses	(4,465)	–	(25,334)	(1,036)
Working capital changes	828,269	(1,003,841)	(658,258)	(142,925)
Net income	**$4,161,321**	**$4,358,767**	**$5,764,430**	**$1,559,521**
Interest expense	3,500,806	2,778,002	3,840,359	1,476,207
Amortization expense	1,937,361	1,689,430	2,313,092	1,381,265
EBITDA	**$9,599,488**	**$8,826,199**	**$11,917,881**	**$4,416,993**
Impairments	8,450	126,500	573,575	183,271
Acquisition-related	29,775	318,600	318,600	727,158
Unrealized gain (loss) on derivative financial instruments	(11,502)	(995,246)	(1,279,176)	1,016,716
Straight line rent adjustments	(52,720)	(108,517)	(134,008)	(126,706)
Amortization of above- and below-market rents, net	(406,005)	(337,851)	(466,601)	(213,537)
Deemed capital contribution due to cap on general and administrative expense reimbursement	—	—	—	—
Adjusted EBITDA	**$9,167,486**	**$7,829,685**	**$10,930,271**	**$6,003,895**

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Management Team

Average of 17 years of experience with high volume, small balance real property asset originations

Name	Title	Select Prior Experience
Tim Brazy	CEO and Director	• President of Landmark Dividend LLC • Founder and CEO of Church Mortgage Acceptance Company • Founder and President of Atherton Capital • Co-Founder and President of Franchise Mortgage Acceptance Corp. ("FMAC"), with Mr. Knyal • MBA from Stanford Business School; B.S. from Caltech
Jeff Knyal	Vice Chairman	• Chief Executive Officer of Landmark Dividend LLC • Founder and COO of Wireless Capital, a large aggregator of wireless ground leases • Co-Founder and SVP of FMAC, with Mr. Brazy • Former banker with Dean Witter and Greenwich Capital • MBA from University of Chicago
George Doyle	CFO and Treasurer	• Chief Financial Officer of Landmark Dividend LLC • EVP, CFO and Treasurer at Clearview Hotel Trust, Inc. • SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT • Senior Manager at KPMG • B.A. in Business Administration from Western Washington University; CPA
Keith Drucker	SVP – Investments	• Chief Operating Officer of Landmark Dividend LLC • Business Development Manager for TowerCo LLC • SVP of Operations at Wireless Capital Partners • Held senior positions at both Global Signal and SpectraSite Communications, Inc., now American Tower • B.S. in Business Communications from Bentley University
Dan Rebeor	SVP – Real Estate Operations	• EVP of Operations and General Counsel of Landmark Dividend LLC • Led real estate teams at SpectraSite Communications, American Tower and Leap Wireless • Former national underwriting and claims counsel for two title insurance underwriters • Licensed attorney, J.D. from the University of Dayton School of Law • B.S. in Communications/Media from State University of New York, College at Fredonia
Dan Parsons	SVP – Information Systems and Technology	• Chief Information Officer of Landmark Dividend LLC • 10 years consulting at a major mortgage company • 10 years serving as CIO of Budget Finance Company, a major mortgage company • B.S. and MBA from USC

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CONFIDENTIAL LANDMARK INFRASTRUCTURE AND ITS SPONSOR ARE ALIGNED 25 Organizational Structure 40% LP Interest (subordinated) 35.1% LP Interest Landmark Infrastructure Partners LP (NASDAQ Global Market: LMRK) (the Partnership) 100% LLC Interest 24.9% LP Interest Landmark Infrastructure Partners GP LLC (our General Partner) Public Unitholders Common Units Fund A and Fund D Legacy Members Common Units Landmark (our Sponsor) Subordinated Units Non-economic GP IDRs